LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                         ENDED DECEMBER 31, 1999

KEMPER INTERMEDIATE
GOVERNMENT TRUST

               "... When it becomes clear that inflation remains
                       tame, we think bond prices should
                            show renewed vigor. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
7
PORTFOLIO STATISTICS
8
PORTFOLIO OF INVESTMENTS
10
FINANCIAL STATEMENTS
13
FINANCIAL HIGHLIGHTS
14
NOTES TO FINANCIAL STATEMENTS
17
REPORT OF INDEPENDENT AUDITORS
18
DESCRIPTION OF DIVIDEND REINVESTMENT PLAN
21
SHAREHOLDERS' MEETING

AT A GLANCE

 TOTAL RETURNS
 FOR THE YEAR ENDED DECEMBER 31, 1999

 .........................................................
    BASED ON NAV                               -1.29%
 .........................................................
    BASED ON MARKET PRICE                      -7.61%
 .........................................................

 NET ASSET VALUE AND MARKET PRICE

                                   AS OF      AS OF
                                  12/31/99   12/31/98
 .........................................................
    NET ASSET VALUE                $7.14       $7.85
 .........................................................
    MARKET PRICE                   $6.44       $7.56
 .........................................................

 DISTRIBUTION REVIEW
 THE FOLLOWING TABLE SHOWS PER SHARE DISTRIBUTION INFORMATION FOR THE FUND AS OF DECEMBER 31, 1999.

                                         KEMPER
                                      INTERMEDIATE
                                       GOVERNMENT
                                         TRUST
 ......................................................
    ONE-YEAR DISTRIBUTION:              $0.5750
 ......................................................
    DECEMBER DISTRIBUTION:              $0.0450
 ......................................................
    ANNUALIZED DISTRIBUTION RATE
    (BASED ON NET ASSET VALUE)             7.56%
 ......................................................
    ANNUALIZED DISTRIBUTION RATE
    (BASED ON MARKET VALUE)                8.39%
 ......................................................

STATISTICAL NOTE: CURRENT ANNUALIZED DISTRIBUTION RATE IS THE LATEST MONTHLY DIVIDEND SHOWN AS AN ANNUALIZED PERCENTAGE OF NET ASSET VALUE/MARKET PRICE ON THE DATE SHOWN. DISTRIBUTION RATE SIMPLY MEASURES THE LEVEL OF DIVIDENDS AND IS NOT A COMPLETE MEASURE OF PERFORMANCE. TOTAL RETURN MEASURES AGGREGATE CHANGE IN NET ASSET VALUE/MARKET PRICE ASSUMING REINVESTMENT OF DIVIDENDS. MARKET PRICE, DISTRIBUTION RATES, NET ASSET VALUE AND RETURNS ARE HISTORICAL AND WILL FLUCTUATE AND DO NOT GUARANTEE FUTURE RESULTS. ADDITIONAL INFORMATION CONCERNING PERFORMANCE IS CONTAINED IN THE FINANCIAL HIGHLIGHTS APPEARING AT THE END OF THIS REPORT.

TERMS TO KNOW

BASIS POINT. The movement of interest rates or yields expressed in hundredths of a percent. For example, an increase in yield from 5.00% to 5.50% is 50 basis points.

DURATION. A measure, in years, of the interest-rate sensitivity of a portfolio, incorporating time-to-maturity and coupon size. The longer a portfolio's duration, the greater its sensitivity to interest-rate changes.

FANNIE MAE. Short for Federal National Mortgage Association (FNMA), which repackages pools of mortgages for resale to investors. Fannie Mae securities do not carry a direct, specified guarantee of payment from the U.S. government, but are issued under Treasury supervision.

FREDDIE MAC. Short for Federal Home Loan Mortgage Corporation (FHLMC). Like FNMA, FHLMC repackages mortgages for sale to investors. Freddie Mac securities do not carry a direct, specified guarantee of payment from the U.S. government, but are issued under Treasury supervision.

GINNIE MAE. Short for Government National Mortgage Association (GNMA). As its name implies, Ginnie Mae mortgage-backed securities carry a guarantee of payment by the U.S. government, and therefore are considered marginally more secure than Fannie Mae or Freddie Mac securities.

ECONOMIC Overview
SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.


DEAR KEMPER FUNDS SHAREHOLDER:

  The end of the metaphorical millennium, it turns out, was not a disaster. Instead, it was an excuse to party. And why not? As our technological revolution gained critical mass, its vast potential came into better focus. Capital spending on information technology didn't slow down; it accelerated. Inflation remained dormant. The budget surplus nearly doubled, with the promise of oceans of black ink yet to come. Even the government delivered good news: Its statisticians toyed with the national accounts to reveal a more productive economy. It's no wonder the prevailing sentiment could be summed up with the quintessentially American yelp of glee: Yahoo!

  With the potential Y2K crisis seemingly averted, the main question hanging over the economy has been whether the Federal Reserve Board would boost interest rates to soak up extra liquidity caused by its pre-Y2K infusion of cash into the economy. The Fed began that process on Feb. 2. Fearing that "increases in demand" would foster "inflationary imbalances," they raised interest rates by a quarter of a percentage point (0.25%).

  Although some investors have expressed fear that the Fed's sucking cash out of banks will jolt the financial system, we're more likely to see a slow winding down, thanks to persistent low inflation. Yes, some prices are higher: Filling up the SUV's gas tank definitely costs more. But the rate of inflation for non-energy goods and services has actually slowed during the past year. Although most analysts are worried that the reprieve won't last -- assuming that higher commodity prices, a softer dollar and the scarcity of skilled workers will show up as higher prices at the checkout counter -- we'd turn that worry on its head. If inflation hasn't accelerated after three years of over 4-percent gross domestic product (GDP) growth and an unprecedented credit explosion, prices aren't likely to increase if growth slows and lenders get stingier.

  More good news stems from the technological investment boom. While executives have pared capital budgets in traditional areas such as industrial machinery and buildings, they've boosted outlays on computers and software. Thanks to the sheer force of technology spending, overall business investment has grown two to four times as fast as GDP in every year since 1993. And that expansion should continue, with more than 20 percent growth likely in high-tech through 2000 and even beyond. And technology hurts inflation. It saves on labor and inventory, increases capacity, creates new competitors, cuts out middlemen, gives shoppers comparative price information and enables global auctions.

  Our outlook is for inflation to stay centered around 2 percent, and we expect a gentle slowing of growth from 4 percent in 1999 to around 3.5 percent in 2000 and just under 2.5 percent in 2001.

  Despite this positive outlook, pre-Y2K fears were sufficient to show many investors that risks exist in today's markets and remind them that they could be in for a serious hangover.

  The prospect of sparkling growth with no inflation has excited equity investors, but there's a catch: declining corporate pricing power. If companies don't have the ability to increase prices, profit growth will decline -- and it's already happening. For the five years ending in June 1999, S&P 500 operating earnings averaged 9 percent, two and a half percentage points per year slower than analysts had predicted. Profits did recover strongly in the second half of 1999, but we suspect that they will soon sputter again. And the economy's newfound productivity won't change the rules and allow companies to make money even if they can't raise prices. Productivity gains do produce a windfall, but historically customers and employees have grabbed the lion's share. Web sites and dot.coms haven't changed this one iota. As a result, we expect profits to be virtually flat in all of 2000 and to decline as the economy slows in 2001.

  Debt is another drink that could bring on future headaches. America has been swigging it in prodigious amounts. Companies have borrowed heavily to fund mergers, share buybacks and new investments. Homeowners have increased their debt with new home equity loans and bigger mortgages. Financial institutions have issued record amounts of new paper to fund aggressive growth. There's no hard and fast rule for determining if the debt America is taking on is too much, but warning bells should sound when debt grows by orders of magnitude faster than necessary to fund economic activity. That happened in 1985 and 1986, when excess credit created a commercial real estate bubble and funded dubious leveraged buyouts with suspect

 Economic OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (1/31/00)          6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           --------------          ------------            ----------            -----------
10-year Treasury rate (1)                       6.70                   5.80                   4.70                   5.50
Prime rate (2)                                  8.50                   7.75                   7.75                   8.50
Inflation rate (3)*                             2.70                   2.00                   1.60                   1.70
The U.S. dollar (4)                             1.50                   -2.2                   -4.2                   9.40
Capital goods orders (5)*                      18.30                   -0.2                  10.60                   6.50
Industrial production (5)*                      5.00                   3.90                   2.40                   6.70
Employment growth (6)*                          2.30                   2.40                   2.20                   2.80

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 12/31/99.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.


junk bonds, and it's happening again now. Both the commercial real estate and the high yield markets took years to recover. Today, the sheer size of the excesses could make the "morning after" even more painful.

  The end result: Given the continuing thrust of growth from the technological revolution, an improving world economy and the Fed's experience and skill, 2000 could turn out to be a good year. But it's highly unlikely to be as good a year as 1999.

  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

Scudder Kemper Investments Economics Group

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF FEB. 2, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[VANDENBERG PHOTO]

RICHARD VANDENBERG IS LEAD PORTFOLIO MANAGER OF KEMPER INTERMEDIATE GOVERNMENT TRUST. HE JOINED SCUDDER KEMPER INVESTMENTS, INC. IN MARCH 1996 AND IS A MANAGING DIRECTOR. HE HAS 25 YEARS OF FIXED-INCOME PORTFOLIO MANAGEMENT EXPERIENCE.

[DUGENSKE PHOTO]

JOHN DUGENSKE IS A PORTFOLIO MANAGER FOR KEMPER INTERMEDIATE GOVERNMENT TRUST. HE IS A VICE PRESIDENT OF SCUDDER KEMPER INVESTMENTS, INC. JOINING THE FIRM IN 1998.

[DOLAN PHOTO]

SCOTT DOLAN IS A PORTFOLIO MANAGER FOR KEMPER INTERMEDIATE GOVERNMENT TRUST. HE JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1989 AND IS A VICE PRESIDENT.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

THE KEMPER INTERMEDIATE GOVERNMENT TRUST'S MANAGEMENT TEAM SOUGHT TO PRESERVE CAPITAL AND INCREASE THE FUND'S INCOME-GENERATING POTENTIAL DURING LAST YEAR'S DIFFICULT BOND MARKET. BELOW, THEY DISCUSS HOW A FOCUS ON MORTGAGES AND SHORT-TERM SECURITIES HELPED THE FUND AVOID SUBSTANTIAL LOSSES.

Q     HOW DID THE GOVERNMENT BOND MARKET PERFORM IN 1999?

A     It was the worst calendar year for bond prices since 1994. Fear of inflation drove the market down and outweighed positive trends such as Washington's ability to post budget surpluses. Short-term bonds outperformed intermediate and long-term bonds. Mortgages outperformed Treasuries, especially during the second half of the year. Still, most high-quality bonds failed to earn their coupons. For the 12 months ended December 31, 1999, the Lehman Brothers Intermediate Government Bond Index* provided a 0.49 percent total return while the Lehman Brothers Long Government Bond Index* returned -8.73 percent. By comparison, the total return of the fund was -1.29 percent (based on NAV) with dividends reinvested.

  In the spring of 1999, investors began to worry that a recovery in overseas economies coupled with strong U.S. growth would lead to a spike in global consumer and commodity prices. Oil prices rose sharply. In June, the Federal Reserve Board began to increase its short-term interest rate target. By year's end, the Fed raised rates 75 basis points (0.75%) (see Terms to Know on page 2) erasing its 75-basis-point easing in 1998. The market acted stronger than the Fed, pushing 30-year U.S. Treasury bond yields up nearly 140 basis points to
6.48 percent.

* THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT BOND INDEX IS A TOTAL RETURN INDEX CONSIDERED GENERALLY REPRESENTATIVE OF THE MARKET FOR GOVERNMENT BONDS WITH MATURITIES OF TWO TO 10 YEARS. THE LEHMAN BROTHERS LONG GOVERNMENT BOND INDEX IS A TOTAL RETURN INDEX CONSIDERED GENERALLY REPRESENTATIVE OF THE MARKET FOR GOVERNMENT BONDS WITH MATURITIES OF 10 YEARS OR MORE. INVESTORS CANNOT ACTUALLY INVEST IN THE INDICES.

Q     HOW DID YOU POSITION KEMPER INTERMEDIATE GOVERNMENT TRUST?

A     During the first half, we reduced the portfolio's average maturity by a full year. This served us well in the second half as bond prices fell. As spreads widened in the summer, we selectively added mortgage-backed securities. As of year's end, mortgage-backed securities represented the largest component of the portfolio.

Q     PRICES OF INTERMEDIATE GOVERNMENT BONDS HAVE HISTORICALLY HAD LESS
FLUCTUATION WHILE PROVIDING MOST OF THE INCOME POTENTIAL OF LONG-TERM BONDS. WAS THIS THE CASE IN 1999?

A     Definitely yes. The yield curve is flat. At year's end, the income potential available from five-year Treasuries was close to that of 30-year Treasuries. In addition, with a market yield of 8.93 percent as of December 31, 1999, the fund provided more income potential than the Lehman Brothers Long Government Index, whose yield was 6.82 percent as of year's end. Since the fund is closed-end, the yield realized by investors during the year fluctuates. It also depends on the purchase price of shares plus transaction costs.

PERFORMANCE UPDATE

Q     IN 1994, 30-YEAR TREASURY BOND YIELDS REACHED 8 PERCENT. DO YOU THINK THAT
WILL HAPPEN AGAIN?

A     We doubt the Fed and the market will allow that to happen. Inflation has remained less than 3% and prices are rising at a lower rate than five years ago. The federal government is posting budget surpluses, unlike in 1994. A low unemployment rate and election-year uncertainties may lead to somewhat higher yields this year. Overall, however, the long-term fiscal and monetary trends that have enabled bond prices to rise during much of the 1990s are still in place. In our view, the most likely outcome of this fall's general elections appears to be more divided government, and this bodes well for restraint on spending and tax cuts, potentially benefiting government bond prices. We see Alan Greenspan's nomination to a fourth term as chairman of the Federal Reserve Board as an encouraging sign that inflation is likely to be kept in check regardless of who controls Congress or the White House.

  While the future can't be predicted with certainty and past performance can not guarantee future results, long-term investors may recall that after bond yields peaked in late 1994, the ensuing year offered robust bond market returns as inflation fears dissipated. In fiscal 1995, the fund returned 15.20 percent.

Q     HOW HAVE YOU POSITIONED THE FUND FOR THE COMING MONTHS?

A     We are maintaining a slightly short duration (see Terms To Know on page 2)
because we anticipate higher rates in the months ahead. We also remain overweighted in mortgage-backed securities. In our view, government statistics are likely to show strong consumer spending growth in the fourth quarter of 1999 amid Y2K-related stockpiling and a strong Christmas sales season.

  In the 1990s, the bond market clearly demonstrated that the prices of fixed-income securities can be volatile in the short run. However, the net result for the decade was that rates fell more years than they rose, boosting prices and returns for investors who stayed the course. As we enter the first decade of the new millennium, it is important to note that interest rates, adjusting for inflation, appear to be high by historical standards. As of December 31, 1999, with a yield of 6.44 percent, a 10-year Treasury note provided a more than 365-basis-point "real yield" advantage over the U.S. Consumer Price Index*, which rose 2.75 percent. When it becomes clear that inflation remains tame, we think bond prices should show renewed vigor.

* THE U.S. CONSUMER PRICE INDEX IS A STATISTICAL MEASURE OF CHANGE, OVER TIME, IN THE PRICES OF GOODS AND SERVICES IN MAJOR EXPENDITURE GROUPS FOR ALL URBAN CONSUMERS. INVESTORS CANNOT INVEST IN THE INDEX.

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION

                                            ON 12/31/99       ON 12/31/98
    MORTGAGES                                    31%               60%
--------------------------------------------------------------------------------
    U.S. TREASURIES                              23                --
--------------------------------------------------------------------------------
    U.S. GOVERNMENTS                             26                35
--------------------------------------------------------------------------------
    SHORT-TERM GOVERNMENTS                       10                --
--------------------------------------------------------------------------------
    CASH EQUIVALENTS (ONE YEAR OR LESS)          10                 5
--------------------------------------------------------------------------------
                                                100%              100%

                                             [PIE CHART]      [PIE CHART]

                                             ON 12/31/99      ON 12/31/98

AVERAGE MATURITY

                                            ON 12/31/99       ON 12/31/98
--------------------------------------------------------------------------------
    AVERAGE MATURITY                         7.0 years         7.1 years
--------------------------------------------------------------------------------

*PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER INTERMEDIATE GOVERNMENT TRUST
Portfolio of Investments at December 31, 1999
(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------
                                                                                                   PRINCIPAL
                                                                                                    AMOUNT      VALUE
-----------------------------------------------------------------------------------------------------------------------

    REPURCHASE AGREEMENTS--9.7%               Merrill Lynch Inc., dated 10/17/1999, 5.950%, to be
                                                repurchased at $25,100 on 01/10/2000 (b)            $25,000    $ 25,000
                                              State Street Bank and Trust Company, dated
                                                12/31/1999, 2.80%, to be repurchased at $322 on
                                                01/03/2000 (b)                                          322         322
                                              -------------------------------------------------------------------------
                                              TOTAL REPURCHASE AGREEMENTS
                                              (Cost: $25,322)                                                    25,322
                                              -------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

    SHORT TERM INVESTMENTS--10.3%             Federal Home Loan Mortgage Corp. 1.50%, 01/03/2000      7,000       6,999
                                              Federal Home Loan Mortgage Corp. 4.50%, 01/05/2000     20,000      19,990
                                              -------------------------------------------------------------------------
                                              TOTAL SHORT TERM INVESTMENTS
                                              (Cost: $26,989)                                                    26,989
                                              -------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

    U.S. TREASURY OBLIGATIONS--23.3%          U.S. Treasury Bond, 6.00%, 02/15/2026                   1,700       1,556
                                              U.S. Treasury Bond, 12.00%, 08/15/2013                 44,500      59,421
                                              -------------------------------------------------------------------------
                                              TOTAL U.S. TREASURY OBLIGATIONS
                                              (Cost: $62,138)                                                    60,977
                                              -------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

    GOVERNMENT NATIONAL MORTGAGE              Government National Mortgage Association Pass-thru
    ASSOCIATION--13.7%                          7.00% with various maturities to 05/15/2029          20,978      20,292
                                              Government National Mortgage Association Pass-thru
                                                7.50% with various maturities to 10/15/2029          15,341      15,175
                                              Government National Mortgage Association Pass-thru
                                                9.00% with various maturities to 02/15/2025             355         373
                                              -------------------------------------------------------------------------
                                              TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
                                              (Cost: $36,251)                                                    35,840
                                              -------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

    U. S. GOVERNMENT AGENCY                   Federal Home Loan Mortgage Corp. 5.75%, 03/15/2009     10,800       9,865
    OBLIGATIONS--12.5%                        Federal Home Loan Mortgage Corp. 9.00%, with
                                                various maturities to 08/15/2021                         29          30
                                              Federal Home Loan Mortgage Corp. 10.25%, with
                                                various maturities to 07/01/2016                      1,596       1,700
                                              Federal National Mortgage Association 7.50%,
                                                01/01/2029 (c)                                       21,400      21,166
                                              -------------------------------------------------------------------------
                                              TOTAL U.S. GOVERNMENT AGENCY PASS-THRUS
                                              (Cost: $33,245)                                                    32,761
                                              -------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

    COLLATERALIZED MORTGAGE                   Fannie Mae, Series 1998-58 PW, 5.50%, 02/25/2021       13,150      12,665
    OBLIGATIONS--30.5%                        Fannie Mae, Series 1998-49 PE, 6.00%, 01/20/2019        6,811       6,585
                                              Fannie Mae, Series 1994-30 H, 6.25%, 11/25/2022        10,000       9,616
                                              Fannie Mae, Series 1999-54 PB, 6.50%, 04/1/2001        18,411      18,215
                                              Fannie Mae, Series G94-10 PD, 6.50%, 09/17/2009        15,601      14,884
                                              Freddie Mac, Series 2198 PA, 6.75%, 08/15/2016          2,000       1,989
                                              Freddie Mac, Series 2093 VA, 6.00%, 07/15/2004          6,094       5,963
                                              Freddie Mac, Series 1666 G, 6.25%, 12/15/2021          10,000       9,706
                                              -------------------------------------------------------------------------
                                              COLLATERALIZED MORTGAGE OBLIGATIONS
                                              (Cost: $78,631)                                                    79,623
                                              -------------------------------------------------------------------------
                                              TOTAL INVESTMENT PORTFOLIO--100%
                                              (Cost $262,576)(a)                                               $261,512
                                              -------------------------------------------------------------------------

 8  The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

 NOTE TO PORTFOLIO OF INVESTMENTS

(a) The cost for federal income tax purposes was $262,576. At December 31, 1999, the net unrealized depreciation for all securities based on tax cost was $1,064. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $2,173 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $3,237.

(b) Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(c) When-issued or forward delivery pools included.

    The accompanying notes are an integral part of the financial statements.   9

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 1999
(IN THOUSANDS)

------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------
Investments in securities, at value (cost $262,576)             $261,512
------------------------------------------------------------------------
Cash                                                                  12
------------------------------------------------------------------------
Interest receivable                                                3,052
------------------------------------------------------------------------
Other assets                                                          11
------------------------------------------------------------------------
TOTAL ASSETS                                                     264,587
------------------------------------------------------------------------
------------------------------------------------------------------------
 LIABILITIES
------------------------------------------------------------------------
Payable for investments purchased                                 21,454
------------------------------------------------------------------------
Accrued management fee                                               266
------------------------------------------------------------------------
Other accrued expenses                                               162
------------------------------------------------------------------------
Total liabilities                                                 21,882
------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $242,705
------------------------------------------------------------------------
------------------------------------------------------------------------
 NET ASSETS
------------------------------------------------------------------------
Net assets consist of:
------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
  securities                                                    $ (1,064)
------------------------------------------------------------------------
Accumulated net realized gain (loss)                             (53,505)
------------------------------------------------------------------------
Paid-in capital                                                  297,274
------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $242,705
------------------------------------------------------------------------
------------------------------------------------------------------------
 NET ASSET VALUE
------------------------------------------------------------------------
Net asset value per share ($242,705 / 33,996 shares of
  capital stock outstanding, $.01 par value, unlimited
  number of shares authorized)                                     $7.14
------------------------------------------------------------------------

 10 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 1999
(IN THOUSANDS)

------------------------------------------------------------------------
INVESTMENT INCOME
------------------------------------------------------------------------
Interest                                                        $ 16,758
------------------------------------------------------------------------
Expenses:
Management fee                                                     2,016
------------------------------------------------------------------------
Services to shareholders                                              79
------------------------------------------------------------------------
Custodian fees                                                        30
------------------------------------------------------------------------
Auditing                                                              59
------------------------------------------------------------------------
Legal                                                                 17
------------------------------------------------------------------------
Trustees' fees and expenses                                           21
------------------------------------------------------------------------
Reports to shareholders                                              135
------------------------------------------------------------------------
Other                                                                126
------------------------------------------------------------------------
Total expenses, before expense reductions                          2,483
------------------------------------------------------------------------
Expense reductions                                                    (3)
------------------------------------------------------------------------
Total expenses, after expense reductions                           2,480
------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                      14,278
------------------------------------------------------------------------
------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
------------------------------------------------------------------------
Net realized gain (loss) from:
Investments                                                      (13,166)
------------------------------------------------------------------------
Futures                                                           (1,284)
------------------------------------------------------------------------
                                                                 (14,450)
------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
on investments                                                    (4,309)
------------------------------------------------------------------------
Net gain (loss) on investment transactions                       (18,759)
------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                    $ (4,481)
------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  11

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                  YEAR ENDED DECEMBER 31,
                                                                ----------------------------
                                                                  1999                1998
--------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
--------------------------------------------------------------------------------------------
Operations:
Net investment income (loss)                                    $ 14,278            $ 17,789
--------------------------------------------------------------------------------------------
Net realized gain (loss)                                         (14,450)              1,292
--------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                    (4,309)                832
--------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                        (4,481)             19,913
--------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income                                       (14,281)            (19,086)
--------------------------------------------------------------------------------------------
Tax return of capital                                             (5,267)             (1,311)
--------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                (23,916)               (484)
--------------------------------------------------------------------------------------------
Net assets at beginning of period                                266,734             267,218
--------------------------------------------------------------------------------------------
Net assets at end of period                                     $242,705            $266,734
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
 OTHER INFORMATION
--------------------------------------------------------------------------------------------
Shares outstanding at beginning of period                         33,996              33,996
--------------------------------------------------------------------------------------------
Shares issued to shareholders in reinvestment of dividends            --                  --
--------------------------------------------------------------------------------------------
Net increase in Fund shares                                           --                  --
--------------------------------------------------------------------------------------------
Shares outstanding at end of period                               33,996              33,996
--------------------------------------------------------------------------------------------

 12 The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLES INCLUDE SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                                 ONE MONTH
                                                                                   ENDED            YEAR ENDED
                                                   YEAR ENDED DECEMBER 31,      DECEMBER 31,       NOVEMBER 30,
                                                 ----------------------------   ------------   ---------------------
                                                   1999      1998      1997         1996        1996      1995
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $7.85      7.86      7.90        8.02         8.31      7.77
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                          .42(a)     .52      .58         .04          .61       .58
--------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                              (.55)      .07       .04        (.10)        (.27)      .56
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                     (.13)      .59       .62        (.06)         .34      1.14
--------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                (.43)     (.56)     (.59)       (.05)        (.62)     (.60)
--------------------------------------------------------------------------------------------------------------------
Tax return of capital                                (.15)     (.04)     (.07)       (.01)        (.01)       --
--------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.58)     (.60)     (.66)       (.06)        (.63)     (.60)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $7.14      7.85      7.86        7.90         8.02      8.31
--------------------------------------------------------------------------------------------------------------------
Market value, end of year                           $6.44      7.56      7.56        7.13         7.38      7.13
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN
--------------------------------------------------------------------------------------------------------------------
Based on net asset value (%)                        (1.29)     7.80      8.18        (.81)**      4.38     15.20
--------------------------------------------------------------------------------------------------------------------
Based on market value (%)                           (7.61)     8.13     15.76       (2.66)**     12.73      8.50
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ in thousands)        242,705   266,734   267,218     268,518      272,757   282,479
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)       .98       .91       .95         .95*         .91       .95
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)        .98       .91       .95         .95*         .91       .95
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)            5.64      6.68      7.44        6.74*        7.61      7.28
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                           821       422       351          72*         577       552
--------------------------------------------------------------------------------------------------------------------

NOTE: Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

 *  Annualized

**  Not annualized

(a) Based on monthly average shares outstanding during the period.

    The accompanying notes are an integral part of the financial statements.  13

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1
     SIGNIFICANT
     ACCOUNTING POLICIES     Kemper Intermediate Government Trust (the "Fund")
                             is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

                             The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FUTURES CONTRACTS. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). During the period, the Fund purchased interest rate and securities index to manage the duration of the portfolio as a temporary substitute for purchasing selected investments and to lock in the purchase price of a security which it expects to purchase in the near future. In addition, the Fund also sold interest rate and securities index to hedge against declines in the value of portfolio securities and as a temporary substitute for selling selected investments.

NOTES TO FINANCIAL STATEMENTS

                             Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

                             Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

                             WHEN ISSUED/DELAYED DELIVERY SECURITIES. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. In addition, from November 1, 1999 through December 31, 1999 the Fund incurred approximately $2,881,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2000.

                             As of December 31, 1999 the Fund had a net tax basis capital loss carryforward of approximately $50,624,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2000 ($8,431,000), December 31, 2001
                             ($23,615,000), December 31, 2004 ($6,375,000), and
                             December 31, 2007 ($12,203,000), the respective expiration dates, whichever occurs first.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period.

NOTES TO FINANCIAL STATEMENTS

                             Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

--------------------------------------------------------------------------------

2
     PURCHASES & SALES
     OF SECURITIES           For the year ended December 31, 1999, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                $1,990,608
                             Proceeds from sales                       2,016,873

--------------------------------------------------------------------------------

3
     TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper). The Fund pays a monthly investment management fee of 1/12 if the annual rate of .80% of average weekly net assets. The Fund incurred a management fee of $2,016,000 for the year ended December 31, 1999.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $28,000 for the year ended December 31, 1999 of which $4,000 was unpaid at December 31, 1999.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. For the year ended December 31, 1999, the fund made no payments to its officers and incurred trustees' fees of $21,000 to independent trustees.

--------------------------------------------------------------------------------

4
     EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian and transfer agent fees were reduced by $1,000 and $2,000, respectively under these arrangements.

--------------------------------------------------------------------------------

5
     LINE OF CREDIT          The Fund and several Kemper funds (the
                             "Participants") share in a $750 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption request that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER INTERMEDIATE GOVERNMENT TRUST

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Intermediate Government Trust as of December 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods since 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Intermediate Government Trust at December 31, 1999, the results of its operations, for the year then ended, the changes in its net assets for each of the two years then ended and the financial highlights for each of the periods since 1995 in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          February 15, 2000

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------

1    PARTICIPATION          We invite you to review the description of the
                            Dividend Reinvestment and Cash Purchase Plan (the
                            "Plan") which is available to you as a shareholder of KEMPER INTERMEDIATE GOVERNMENT TRUST (the
                            "fund"). If you wish to participate and your shares are held in your own name, simply contact Kemper
                            Service Company, whose address and phone number are provided in Paragraph 4 for the appropriate form.
                            If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed United Missouri Bank, n.a. ("UMB") as their agent and as agent for the fund under the Plan.

--------------------------------------------------------------------------------

2    DIVIDEND INVESTMENT    The fund's transfer agent and dividend disbursing
     ACCOUNT                agent or its delegate ("Agent") will establish a
                            Dividend Investment Account (the "Account") for each shareholder participating in the Plan. Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the "Shares") of the fund registered in the participant's name on the books of the fund; (b) cash dividends and capital gains distributions paid on Shares registered in the name of Agent but credited to the participant's Account; and (c) voluntary cash contributions made pursuant to Paragraph 5 hereof.
                            Sources described in clauses (a) and (b) of the preceding sentence are hereinafter called
                            "Distributions."

--------------------------------------------------------------------------------

3    INVESTMENT OF          If on the record date for a Distribution (the
     DISTRIBUTION FUNDS     "Record Date"), Shares are trading at a discount
     HELD IN EACH ACCOUNT   from net asset value per Share (according to the
                            evaluation most recently made on Shares of the
                            fund), funds credited to a participant's Account will be used to purchase Shares (the "Purchase").
                            UMB will attempt, commencing five (5) days prior to the Payment Date and ending at the close of business on the Payment Date ("Payment Date" as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire
                            Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the fund will issue to UMB
                            Shares valued at net asset value per Share
                            (according to the evaluation most recently made on Shares of the fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the fund will issue on the Payment Date, Shares valued at net asset value per Share on the Record Date to Agent in the aggregate amount of the funds credited to the participants' accounts. All cash contributions to a participant's Account made pursuant to Paragraph 5 hereof will be invested in Shares purchased in the open market.

--------------------------------------------------------------------------------

4    ADDITIONAL             Address all notices, correspondence, questions, or
     INFORMATION            other communication regarding the Plan to:

                            KEMPER SERVICE COMPANY
                            P.O. Box 219066
                            Kansas City, Missouri 64121-6066
                            1-800-294-4366

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------

5
     VOLUNTARY CASH
     CONTRIBUTIONS           A participant may from time to time make voluntary
                             cash contributions to his Account by sending to Agent a check or money order, payable to Agent, in a minimum amount of $100 with appropriate accompanying instructions. (No more than $500 may be contributed per month.) Agent will inform UMB of the total funds available for the purchase of Shares and UMB will use the funds to purchase additional Shares for the participant's Account the earlier of: (a) when it next purchases Shares as a result of a Distribution or (b) on or shortly after the first day of each month and in no event more than 30 days after such date except when temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of Federal securities laws. Cash contributions received more than fifteen calendar days or less than five calendar days prior to a Payment Date will be returned uninvested. Interest will not be paid on any uninvested cash contributions. Participants making voluntary cash investments will be charged a $.75 service fee for each such investment and will be responsible for their pro rata brokerage commissions.

--------------------------------------------------------------------------------

6
     ADJUSTMENT OF
     PURCHASE PRICE          The fund will increase the price at which Shares
                             may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

--------------------------------------------------------------------------------

7
     DETERMINATION OF
     PURCHASE PRICE          The cost of Shares and fractional Shares acquired
                             for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph 8 hereof, of the Shares acquired by UMB in connection with that Purchase.
                             Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after Agent has received or UMB has purchased Shares. Agent may mingle the cash in a participant's account with similar funds of other participants of the fund for whom UMB acts as agent under the Plan.

--------------------------------------------------------------------------------

8
     BROKERAGE CHARGES       There will be no brokerage charges with respect to
                             Shares issued directly by the fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions as well as from voluntary cash contributions. With respect to purchases from voluntary cash contributions, UMB will charge a pro rata share of the brokerage commissions. Brokerage charges for purchasing small amounts of Shares for individual
                             Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

--------------------------------------------------------------------------------

9
     SERVICE CHARGES         There is no service charge by Agent or UMB to
                             shareholders who participate in the Plan other than service charges specified in Paragraphs 5 and 13 hereof. However, the fund reserves the right to amend the Plan in the future to include a service charge.

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------

10   TRANSFER OF SHARES      Agent will maintain the participant's Account, hold
     HELD BY AGENT           the additional Shares acquired through the Plan in
                             safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to Agent. Upon request to Agent, a certificate for any or all full
                             Shares in a participant's Account will be sent to the participant.

--------------------------------------------------------------------------------

11   SHARES NOT HELD IN     Beneficial owners of Shares which are held in the
     SHAREHOLDER'S          name of a broker or nominee will not be
     NAME                   automatically included in the Plan and will receive
                            all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

--------------------------------------------------------------------------------

12   AMENDMENTS             Experience under the Plan may indicate that changes
                            are desirable. Accordingly, the fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution.

--------------------------------------------------------------------------------

13   WITHDRAWAL FROM        Shareholders may withdraw from the Plan at any time
     PLAN                   by giving Agent a written notice. If the proceeds
                            are $25,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next
                            Distribution following receipt of the notice by the Agent provided the notice is received by the Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph 12 hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

--------------------------------------------------------------------------------

14   TAX IMPLICATIONS       Shareholders will receive tax information annually
                            for personal records and to assist in preparation of Federal income tax returns. If shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

SHAREHOLDERS' MEETING

SPECIAL SHAREHOLDERS' MEETING

On July 14, 1999, a special shareholders' meeting was held. Kemper Intermediate Government Trust shareholders were asked to vote on two separate issues: election of members to the Board of Trustees, and ratification of Ernst & Young LLP as independent auditors. The following are the results for each issue:

1) Election of Trustees

                                  For        Withheld
      James E. Akins           29,449,842    439,746
      James R. Edgar           29,481,052    408,536
      Arthur R. Gottschalk     29,500,781    388,807
      Frederick T. Kelsey      29,545,345    344,243
      Thomas W. Littauer       29,562,858    326,730
      Fred B. Renwick          29,552,990    336,598
      John G. Weithers         29,584,345    305,243

2) Ratification of the selection of Ernst & Young LLP as independent auditors for the fund. This item was approved.

         For      Against   Abstain
      29,539,737  102,898   246,952

NOTES

                                                                           NOTES

TRUSTEES&OFFICERS



TRUSTEES                          OFFICERS

JAMES E. AKINS                    MARK S. CASADY                    LINDA J. WONDRACK
Trustee                           President                         Vice President

JAMES R. EDGAR                    PHILIP J. COLLORA                 MAUREEN E. KANE
Trustee                           Vice President and                Assistant Secretary
                                  Secretary
ARTHUR R. GOTTSCHALK                                                CAROLINE PEARSON
Trustee                           JOHN R. HEBBLE                    Assistant Secretary
                                  Treasurer
FREDERICK T. KELSEY                                                 BRENDA LYONS
Trustee                           ANN M. MCCREARY                   Assistant Treasurer
                                  Vice President
THOMAS W. LITTAUER
Trustee and Vice President        ROBERT C. PECK, JR.
                                  Vice President
FRED B. RENWICK
Trustee                           KATHRYN L. QUIRK
                                  Vice President
JOHN G. WEITHERS
Trustee                           RICHARD L. VANDENBERG
                                  Vice President

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219066
                                      Kansas City, MO 64121-9066
 .............................................................................................
CUSTODIAN                             STATE STREET BANK AND TRUST COMPANY
                                      225 Franklin Street
                                      Boston, MA 02109
 .............................................................................................
TRANSFER AGENT                        INVESTORS FIDUCIARY TRUST COMPANY
                                      801 Pennsylvania Avenue
                                      Kansas City, MO 64105
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606


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